UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2007

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-15403	39-0968604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 765-7801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

After the close of business on February 9, 2007, Marshall & Ilsley Corporation, a Wisconsin corporation (“M&I”), and its wholly-owned subsidiary, EBC Acquisition Corporation, a Wisconsin corporation (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Excel Bank Corporation, a Minnesota corporation (“Excel”).  Subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Excel (the “Merger”), pursuant to which Excel will become a wholly-owned subsidiary of M&I.

Under the terms of the Merger Agreement, each Excel stockholder will receive $9.08 in cash and $4.89 in M&I common stock for each share of Excel common stock or a total of $13.97.  The total transaction value is approximately $105 million.

The boards of directors of M&I, Merger Sub and Excel have each approved the Merger Agreement.  The transactions contemplated by the Merger Agreement are subject to customary closing conditions, including regulatory approvals and the affirmative vote of Excel’s stockholders, and are expected to be completed in the third quarter of 2007.

A copy of the Merger Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Concurrently with the execution of the Merger Agreement, M&I entered into a Stockholder Voting Agreement (the “Voting Agreement”) with Ann Bentdahl Wessels Revocable Trust, Craig E. Bentdahl Revocable Trust, Craig E. Bentdahl, E. E. Bentdahl Irrevocable Trust FBO Ann Bentdahl Wessels, E.E. Bentdahl Irrevocable Trust FBO Craig E. Bentdahl, E. E. Bentdahl Revocable Trust, Shirley A. Bentdahl Revocable Trust, Shirley Bentdahl Revocable Trust, Ann K. Bentdahl Wessels, David J. and Karen C. Parrin, James A. Chafoulias, Daniel C. and Julie R. Rohr, B. John Barry and B. John Barry Irrevocable Family Trust (each, a “Stockholder,” and together, the “Stockholders”) pursuant to which each Stockholder has agreed to vote such Stockholder’s shares of Excel common stock in favor of the Merger Agreement and the transactions contemplated thereby, including the Merger.  The Stockholders individually own approximately 82.4% of the outstanding Excel common stock.

A copy of the Voting Agreement is attached hereto as Exhibit 99.2 and incorporated herein by reference.  The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement.

On February 12, 2007, M&I and Excel issued a joint press release announcing the signing of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This document contains or may contain forward-looking statements about M&I, Excel and the combined company which are within the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements with respect to the expected timing, completion and effects of the proposed merger and the financial condition, results of operations, plans, objectives, future performance and business of M&I, Excel and the combined company, including statements preceded by, followed by or that include the words “believes,” “expects,” “anticipates” or similar expressions.

These forward-looking statements involve certain risks and uncertainties.  There are a number of important factors which could cause M&I’s and Excel’s actual results to differ materially from those anticipated by the forward-looking statements.  These factors include, but are not limited to: (1) competitive pressures among depository institutions increasing significantly; (2) changes in the interest rate environment reducing interest margins; (3) prepayment activity, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either nationally or in the states in which M&I and Excel do business, become less favorable than expected; (5) expected synergies and cost savings are not achieved or achieved at a slower pace than expected; (6) integration problems or delays; (7) legislative or regulatory changes which adversely affect the businesses in which M&I and Excel are engaged; (8) changes in the securities markets; (9) the economic impact of terrorist attacks and similar or related events; (10) receipt of regulatory approvals without unexpected delays or conditions; (11) retention of customers and critical employees; (12) unanticipated changes in laws, regulations, or other industry standards affecting M&I’s and Excel’s businesses; and (13) those referenced in Item 1A of M&I’s Annual Report on Form 10-K for the year ended December 31, 2005, under the heading “Risk Factors.”  Further information on other factors which could affect the financial results of M&I and Excel after the merger are included in M&I’s filings with the Securities and Exchange Commission.  These documents are available free of charge at the Commission’s website at http:\\www.sec.gov or from M&I.

ADDITIONAL INFORMATION

M&I and Excel intend to file a registration statement on Form S-4, which will include a proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction involving M&I, Merger Sub and Excel.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THIS FILING WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC when they become available at the SEC’s web site at http://www.sec.gov.  Investors and security holders may obtain free copies of the documents filed with the SEC by M&I at M&I’s web site at http://www.micorp.com, Investor Relations, or by contacting M&I investor relations via telephone at 414-765-7797.

M&I, Excel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Excel in connection with the merger transaction.  Information regarding directors and executive officers of M&I and Excel and their respective interests in the proposed transaction will be available in the proxy statement/prospectus of M&I and Excel described above and other relevant materials to be filed with the SEC.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

99.1

Agreement and Plan of Merger among Marshall & Ilsley Corporation, EBC Acquisition Corporation and Excel Bank Corporation dated as of February 9, 2007 (Certain exhibits and annexes to the Agreement and Plan of Merger have been omitted.  Such exhibits and annexes are described in the Agreement and Plan of Merger.  Marshall & Ilsley Corporation hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all of such omitted exhibits or annexes.)

99.2	Stockholder Voting Agreement, dated as of February 9, 2007, by and among Marshall & Ilsley Corporation and certain stockholders of Excel Bank Corporation

99.3	Joint Press Release dated February 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2007	MARSHALL & ILSLEY CORPORATION

By: /s/ Randall J. Erickson
Randall J. Erickson Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1

Agreement and Plan of Merger among Marshall & Ilsley Corporation, EBC Acquisition Corporation and Excel Bank Corporation dated as of February 9, 2007 (Certain exhibits and annexes to the Agreement and Plan of Merger have been omitted.  Such exhibits and annexes are described in the Agreement and Plan of Merger.  Marshall & Ilsley Corporation hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all of such omitted exhibits or annexes.)

99.2	Stockholder Voting Agreement, dated as of February 9, 2007, by and among Marshall & Ilsley Corporation and certain stockholders of Excel Bank Corporation

99.3	Joint Press Release dated February 12, 2007